Exhibit 10.1

EQUIPMENT FINANCE ADDENDUM

THIS EQUIPMENT FINANCE ADDENDUM (this "EFA"), dated July ___, 2011, is by and between: (a) **OCEAN BIO-CHEM, INC.**, a Florida corporation with a principal place of business at 4041 S.W. 47th Avenue, Ft. Lauderdale, Florida 33314 (hereinafter "OBCI") and **KINPAK, INC.** and Alabama corporation and affiliate of OBCI with a principal place of business at 2780 Gunter Park Drive East, Montgomery, Alabama ("Kinpak"), on the one hand (collectively, "Borrower"); and (b) **REGIONS EQUIPMENT FINANCE CORPORATION**, an Alabama corporation ("REFCO") with an office at 1900 Fifth Avenue North, Suite 2400, Birmingham, Alabama 35203, on the other hand.

RECITALS:

WHEREAS, Borrower and Regions Bank (the "Bank") have entered, or are entering contemporaneously with this EFA, into that certain Credit Agreement, dated July 6, 2011 (the "Credit Agreement"), with respect to a revolving line of credit described therein as Facility 1 (the "Bank Financing");

WHEREAS, Kinpak (which acknowledges that it will be benefited by the loans contemplated by the Credit Agreement), has pledged, or is pledging, certain collateral pursuant to the Mortgage (as defined in the Credit Agreement) as amended by this EFA (hereinafter referred to collectively with the Credit Agreement, as the "Bank Agreements");

WHEREAS, Borrower and the Bank desire for REFCO, a wholly owned subsidiary of the Bank, to become a party to the Credit Agreement and provide the term loan financing described therein as Facility 2 (the "REFCO Financing") which is evidenced by a term note described therein as Note 2 to executed by Borrower for the benefit of REFCO (the "REFCO Note"); and

WHEREAS, as a condition precedent to the advance under the REFCO Note, REFCO requires additional provisions with respect to equipment (as such term is defined under the Uniform Commercial Code as enacted in the State of Alabama) pledged pursuant to the Mortgage (such equipment shall be collectively referred to in this EFA as the "Equipment" and each individual item of Equipment being referred to as an "Item").

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Controlling Documentation; Security Interest. This EFA is attached to and incorporated into the Credit Agreement and the Mortgage. It is expressly agreed that: (a) the REFCO Note shall be deemed to be "Note 2" and a "Note" and the obligations of Borrower with respect thereto shall be deemed "Obligations", "Liabilities" or "Indebtedness" of Borrower under the Bank Agreements; (b) REFCO shall be deemed to be a party to the Bank Agreements and afforded the same rights, benefits and protections afforded to the Bank provided thereunder as if REFCO were a "Lender", "Secured Party", "Mortgagee" or otherwise a party thereto including the benefits of (i) any collateral pledged by Borrower thereunder (it being the intention that obligations of Borrower to REFCO be deemed to be obligations secured by any such collateral); (ii) any financial covenants, reporting requirements or other affirmative or negative covenants thereunder; and (iii) all events of default and remedies set forth therein (it being the intention of the parties that, in each context in the Bank Agreements, the term "Lender", "Bank", "Secured Party", "Mortgagee" or similar terms impose the maximum restriction on Borrower and grant to each of REFCO and the Bank the maximum rights, powers and benefits thereunder); (c) the terms "herein", "hereunder" or similar language used in the Bank Agreements shall be deemed to refer to this EFA and the REFCO Note; and (d) the express terms of this EFA shall supersede any conflicting terms in the Credit Agreement or any other Bank Agreement. Notwithstanding anything to the contrary in any Bank Agreement, including any maturity date, termination date, termination clause or similar provision thereof, so long as Borrower has any obligations under this EFA or the REFCO Note, no termination of any Bank Agreements shall be deemed applicable to this EFA or such REFCO Note and, in the event of any such termination with respect to a Bank Financing, the terms of such Bank Agreements shall be deemed to be incorporated herein by reference except to the extent of any conflict with the terms hereof. No amendment, waiver or other modification to any Bank Agreement which REFCO determines adversely affects its interest shall be effective with respect to any REFCO Financing unless REFCO consents in writing.

2. Security Interest. Without in any way limiting collateral pledged under the Mortgage or other Bank Agreements: (a) Borrower hereby grants to REFFO, as security for all obligations of Borrower to REFCO, a security interest in all other collateral as to which a security interest has been or is hereafter granted by Borrower to the Bank in connection with any mortgage, indenture, loan or credit agreement, or other contract or agreement for money borrowed or the lease of real or personal property (whether or not such documents constitute Bank Agreements); (b) OBCI grants to REFCO a security interest in any right, title or interest it may have to any property described in the property described in Section 1.1 of the Mortgage and agrees that all covenants, representations and warranties set forth in the Mortgage apply with respect to such property as part of the Collateral; and (c) Borrower further grants to REFCO a security interest in any and all deposit accounts maintained at, or certificates of deposit maintained with or issued by, the Bank with the intention that REFCO have the benefit of any contractual or statutory rights (including, rights of set-off) afforded to the Bank with respect to such deposits accounts or certificates of deposit.

3. Use and Maintenance of Equipment. Borrower covenants and agrees that: (a) the Equipment will be used only for business purposes and not for consumer, personal, family, farming or household use; (b) the Equipment will at all times be used, operated, maintained, serviced and repaired (and any replacement parts, alterations, additions, modifications and attachments will be) in

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compliance with (i) all acts, rules, regulations and orders of any judicial, legislative or regulatory body having power to supervise or regulate the use, operation or maintenance of the Equipment, including license, permits and registration requirements applicable thereto, including those relating to environmental protection or remediation ("Applicable Laws"); (ii) all instructions, warranty provisions, or operating manuals prepared or released by any supplier, manufacturer or other person or entity from whom the Equipment is purchased and by any maintenance organization providing maintenance of such Equipment; (iii) all requirements of any insurance policies maintained pursuant to the requirements hereof; and (iv) the prudent practice of other similar companies in the same business as Borrower, but in any event, to no lesser standard than that employed by Borrower for comparable equipment owned or leased by it; (c) the Equipment will be operated only by employees or authorized agents of Borrower; (d) Borrower shall only use the Equipment to ship, store, process, create or use any materials regulated under the Hazardous Materials or Substances Transportation Act, 49 U.S.C. 1801 et seq, the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq, or the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq, as amended by the Superfund Amendments and Reauthorization Act if such actions are in Borrower's normal course of business and in compliance with all Applicable Laws; and (e) without in any way limiting the foregoing, Borrower shall cause the Equipment to be maintained, at its sole cost and expense, in good and safe operating order, in like new condition excepting only results of normal use of the Equipment as originally intended and otherwise in compliance with this Section 3. Borrower will give immediate oral and written notice to REFCO of its receipt of any demand, notice, summons, complaint or legal proceeding relating to any Item including any violation of any law, regulation or standard covered by this Section.

4. Insurance. In addition to any insurance requirements set forth in the other Bank Agreements, Borrower hereby agrees that any such insurance maintained with respect to Equipment shall: (a) name REFCO as additional insured and REFCO and the Bank as the only loss payees with respect to the Equipment; (b) provide that the policies will not be invalidated as against REFCO or the Bank because of any violation of a condition or warranty of the policy or the application therefor by Borrower; (c) provide that the policies may be materially altered or canceled by the insurer only after at least thirty (30) days prior written notice to REFCO and to any and all of REFCO's assignees; and (d) provide for a Lender's loss payable endorsement in REFCO's and the Bank's favor and any other endorsements which REFCO may require from time to time. Borrower agrees to inform REFCO immediately in writing of any notices from, or other communications with, any insurers that may in any way adversely affect the insurance policies being maintained pursuant to this Section 4. No insurance shall be subject to any co-insurance clause. Any deductibles and retentions shall be subject to REFCO's approval. All insurance premiums shall be prepaid by Borrower. Borrower agrees to deliver to REFCO evidence of compliance with this Section 4 satisfactory to REFCO, including any requested copies of policies, certificates and endorsements, with premium receipts therefor, on or before the date of the advance under the REFCO Note and thereafter within two (2) business days after REFCO's request.

5. Additional Rights and Remedies. Upon the occurrence of an Event of Default, REFCO shall have such rights and remedies set forth in the Bank Agreements and, without duplication or limitation, shall also have the right to: (a) proceed at law or in equity to enforce specifically Borrower's performance or to recover damages; (b) require Borrower to immediately assemble, make available and if requested by REFCO deliver the Equipment (or, if so requested, any Items designated by REFCO) to REFCO at a time and place designated by REFCO; (c) enter any premises where any Item may be located and repossess, disable or take possession of such Item (and/or any attached or unattached parts) by self-help, summary proceedings or otherwise without liability for rent, costs, damages or otherwise; (d) use Borrower's premises for storage without rent or liability; (e) sell, lease or otherwise dispose of the Equipment or any portion thereof at private or public sale, in bulk or in parcels, with or without notice except to the extent required by applicable law, and without having such Items present at the place of sale; or (f) accelerate Borrower's obligations to REFCO and recover from Borrower an amount equal to the sum of the following (the "Required Default Amount"): (i) the outstanding principal balance of the REFCO Note plus all accrued and unpaid interest thereon; (ii) any prepayment premium, unamortized closing cost reimbursement or other amounts due with respect to any prepayment of the REFCO Note; (iii) all costs and expenses incurred by REFCO in any repossession, transportation, recovery, storage, refurbishing, advertising, repair, sale, re-lease, or other disposition of the Equipment or REFCO's enforcement of its rights hereunder, including Attorneys' Fees and any brokers' or similar fees or any other fees, costs or expenses resulting from the Event of Default; plus (iv) interest on the amounts due in subsections (A) through (C) above, inclusive, from the date due until paid at a rate equal to three percent (3%) per annum above the rate set forth in the REFCO Note or the highest rate allowed by law, whichever is lower. As used herein, the term "Attorneys' Fees" includes any and all attorneys' fees incurred by REFCO (whether by its use of in-house counsel or otherwise) incident to, arising out of or in any way connected with REFCO's interests in or defense of any Action (as defined in Section 6) or REFCO's enforcement of its rights and interests hereunder, including attorneys' fees incurred by REFCO to collect sums due, during any work-out, with respect to settlement negotiations, or in any bankruptcy proceeding (including attorneys' fees incurred in connection with any motion for relief from the automatic stay). Unless the Equipment threatens to decline speedily in value or is a type customarily sold on a recognized market, REFCO will give Borrower reasonable notice of the time after which any private or public sale or any other intended disposition of the Equipment is to be made and it is expressly agreed that the requirements of reasonable notice shall be met if such notice is given at least five (5) days before the time of the public sale or the time after which any other disposition is to be made. In the event Borrower pays to REFCO the Required Default Amount and any and all other amounts due and payable to REFCO hereunder (in good, collected and indefeasible funds) prior to the date REFCO enters into a contract or otherwise determines that it is obligated to a third party with respect to the disposition of the Equipment, REFCO shall release its security interest in the Equipment and Borrower shall be

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responsible for removal of such Items. In the event REFCO disposes of the Equipment, it shall apply the Net Proceeds (as hereinafter defined) to Borrower's obligations in the order REFCO determines. As used herein, the term "Net Proceeds" shall mean: (i) in the case of a purchase of the Equipment in immediately available funds by the purchaser, the after-tax amount received by REFCO from said purchaser; or (ii) in the case of a purchase of the Equipment which REFCO finances pursuant to a lease intended as security or other equipment finance arrangement or in the case of a disposition pursuant to a true lease (any such leases or finance agreements being referred to hereinafter as a "Replacement Agreement"), an amount equal to the sum of all non-cancellable periodic payments and any purchase requirement or balloon payment set forth in the Replacement Agreement (or in the case of a true lease, REFCO's estimate of the residual value of the Items at the end of the lease term), in each case, discounted to present value at the implicit rate of the Replacement Agreement as determined by REFCO. With respect to any exercise by REFCO of its right to dispose of the Equipment or any Items, Borrower acknowledges and agrees that REFCO shall have no obligation, subject to any legal requirements of commercial reasonableness, to clean-up or otherwise prepare the Equipment or any Items for disposition; REFCO may comply with any state or federal law requirements that REFCO deems to be applicable or prudent to follow in connection with any such disposition; and any actions taken in connection therewith shall not be deemed to have adversely affected the commercial reasonableness of any such disposition. If Equipment delivered to or picked up by REFCO contains goods or other property not constituting of Equipment, Borrower agrees that REFCO may take such other goods or property; provided that if such property does not constitute collateral pledged hereunder or under the Bank Agreements, REFCO agrees to make reasonable efforts to make such goods or property available to Borrower after repossession upon Borrower's written request. To the fullest extent permitted by applicable law, Borrower hereby waives any rights now or hereafter conferred by statute or otherwise that may require REFCO to sell, lease or otherwise use any Equipment in mitigation of REFCO's damages set forth herein or that may otherwise limit or modify any of REFCO's rights or remedies set forth herein.

6. Indemnification. In addition to any indemnity requirements set forth in the other Bank Agreements, Borrower hereby agrees to defend, indemnify and hold REFCO, the Bank and each of their respective affiliates (and at REFCO's or the Bank's election, any and all employees, agents, directors, partners, shareholders, officers, members of the foregoing), harmless from and against: (a) all threatened pending or completed claims, allegations, demands, suits, actions, and legal proceedings ("Actions") incurred incident to, arising out of, or in any way connected with, this EFA, any Equipment, or the transactions contemplated hereby, including any Actions incurred incident to, arising out of, or in any way connected with, the manufacture, purchase, financing, ownership, delivery, rejection, non-delivery, possession, use, transportation, storage, operation, maintenance, repair, return or other disposition of the Equipment; or the existence of latent and other defects (whether or not discoverable by Borrower, REFCO or any other person or entity); patent, trademark or copyright infringement; and occupational safety and environmental liability; and (b) any and all penalties, losses, liabilities (including the liability of Borrower or REFCO for negligence, tort and strict liability), damages, costs, court costs, harms, judgments and any and all other expenses (including Attorneys' Fees, judgments and amounts paid in settlement and other legal and non-legal expenses incurred investigating or defending any Action) related to the foregoing ("Losses"). The foregoing indemnities are continuing indemnities and shall survive expiration or termination of this EFA for any reason.

7. Further Assurances; Power of Attorney. Without limiting Borrower's obligations under the other Bank Agreements, Borrower further agrees to, upon demand of REFCO and at Borrower's sole cost and expense, execute, deliver, file or record any and all further writings or records requested by REFCO to protect REFCO's lien on the Equipment, including: (a) applications for certificates of title or other records under the UCC or other applicable law as currently in force or as subsequently revised, enacted or re-enacted; and (b) duly executed landlord's or mortgagee's waivers from any person claiming an interest in any real property or improvements on, or in, which any Item is located. Borrower further authorizes REFCO or its designee, and irrevocably appoints REFCO and any such designee as Borrower's attorney-in-fact (coupled with an interest) to execute applications for certificates of title and notices of Lien relating to any Item; to execute documentation with respect to claims relating to any Item under policies of insurance maintained in accordance with the terms hereof; to file or record financing statements, amendments to financing statements and continuations; and to execute and deliver or otherwise authenticate and communicate any writing or record and take any other actions that REFCO reasonably deems necessary or desirable to protect REFCO's interest hereunder. If Borrower shall fail to provide any insurance, remove any lien, pay any tax, provide any indemnity, or otherwise perform any obligation hereunder that may be performed or satisfied by the payment of money, REFCO may, in addition to and without waiver of any other right or remedy herein provided, pay such sum for Borrower's account. In such event, Borrower shall reimburse REFCO immediately upon demand for all such sums, together with interest from the date incurred to the date repaid at a rate of one and one-half percent (1.5%) per month or the highest rate allowable under applicable law, whichever is lower. Borrower acknowledges and agrees that the Bank and REFCO may act as agents for each other with respect to the recording, evidencing and perfection of security interests granted by Borrower to the Bank and REFCO.

8. Co-Obligors. In accordance with this EFA, OBCI and Kinpak (each, a "Co-Obligor") are each a "Borrower" under the Credit Agreement and "Mortgagor" under the Mortgage. In order to remove any doubt of the parties as to their intention, it is expressly agreed: (a) all obligations of each Co-Obligor under the Bank Agreements, REFCO Note, this EFA and other documents executed in connection herewith shall be joint and several; (b) each Co-Obligor shall be individually responsible for fulfilling all such obligations; (c) unless otherwise expressly provided, all affirmative representations, covenants, agreements and obligations imposed on "Borrower", "Mortgagor", "Maker" or otherwise shall be binding on each Co-Obligor; (d) the act of any Co-Obligor shall bind all

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other Co-Obligors and REFCO and the Bank shall be authorized to rely, without investigation, on the authority of any Co-Obligor to give any notice, grant any consent or otherwise act on behalf of all Co-Obligors; (e) each Co-Obligor's obligations shall not be affected by any action taken or not taken by REFCO or the Bank against any other Co-Obligor, by all illegality, unenforceability or invalidity of any other Co-Obligor's obligations or by any of the following: (i) any termination, amendment or modification of the obligations of the other Co-Obligor; (ii) any Co-Obligor's default or any waiver, consent, extension, indulgence, compromise, settlement, release or other action taken by REFCO or the Bank with respect to any Co-Obligor; (iii) any exercise or non-exercise of any right or remedy against any Co-Obligor; (iv) any voluntary or involuntary bankruptcy, insolvency, reorganization or similar proceeding by any other Co-Obligor; (v) any limitation on any Co-Obligor's obligations or discharge, termination, cancellation, invalidity or unenforceability of any Co-Obligors obligations; (vi) any merger or consolidation of any Co-Obligor; or (vii) any other condition or circumstance that might otherwise constitute a legal or equitable discharge, release, defense or limitation as to any other Co-Obligor; (f) without limiting the foregoing and in order to clarify the intention of the parties, the parties agree that, in each context, the term "Borrower" "Mortgagor", "Maker" or otherwise imposes the maximum restriction on each and every Co-Obligor and grants to REFCO and the Bank the maximum benefits hereunder; and (g) each Co-Obligor agrees that neither REFCO nor the Bank shall be required to file suit or take any action against any other Co-Obligor or its assets either before or as a condition to enforcing the obligation of any Co-Obligor under any agreement. Nothing herein shall limit any Co-Obligor's right of contribution against any other Co-Obligor or any other rights between the Co-Obligors to the extent such rights and their enforcement do not affect REFCO or the Bank or its rights under any agreement.

9. Miscellaneous. Notices shall be delivered in accordance with the terms of the Bank Agreement and the address for any notices to REFCO shall be the address set forth below its signature or to any other address as REFCO may specify in a notice given as provided herein. Notwithstanding the foregoing, any notice, request or demand made by Borrower pursuant to any statutory rights granted Borrower under the UCC (as currently in force or as subsequently revised or re-enacted) shall be effective only upon receipt of a copy of said notice, request or demand by REFCO at the address set forth in the first paragraph of the first page hereof with the following caption: "Attn: Manager, Equipment Finance Operations." As used herein, the terms "include" or "including" shall mean "include" or "including", as the case may be, without limiting the generality of any description or word preceding such term.

Borrower: OCEAN BIO-CHEM, INC.

By: Jeff Barocas

Print Name:

Title: CFO

STATE OF Florida)

COUNTY OF Broward)

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Jeff Barocas whose name as CFO of OCEAN BIO-CHEM, INC., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that being informed of the contents thereof, he/she, as such CFO and with full authority, executed and delivered the same voluntarily for and as the act of said corporation.

Given under my hand and official seal on July 7, 2011.

Catherine Niman

Notary Public

My Commission Expires:

CATHERINE NIMAN
MY COMMISSION # DD 883570
EXPIRES: July 17, 2013
Bonded Thru Notary Public Underwriters

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Kinpak: KINPAK, INC.

By: [signature]

Print Name: Geoff Barocas

Title: CFO

STATE OF Florida)

COUNTY OF Broward)

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that John Barocas, whose name as Chief Financial Officer of KINPAK, INC., an Alabama corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that being informed of the contents thereof, he, as such Chief Financial Officer and with full authority, executed and delivered the same voluntarily for and as the act of said corporation.

Given under my hand and official seal on July 7, 2011.

[signature]

Notary Public

My Commission Expires:__________

CATHERINE NIMAN
MY COMMISSION # DD 883570
EXPIRES: July 17, 2013
Bonded Thru Notary Public Underwriters

REFCO REGIONS EQUIPMENT FINANCE CORPORATION

By: Paula McCormack

Title: Sr. Vice President

Address:

REGIONS EQUIPMENT FINANCE CORPORATION
Attn: Manager, Equipment Finance Operations
P. O. Box 2545
Birmingham, AL 35202

Accepted by REFCO in Birmingham, Alabama, this the 13th day of July, 2011.

STATE OF ALABAMA)
COUNTY OF JEFFERSON)

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Paula McCormick whose name as SR. VICE PRES of REGIONS EQUIPMENT FINANCE CORPORATION is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that being informed of the contents thereof, he/she, as such SR. VICE PRESIDENT and with full authority, executed and delivered the same voluntarily for and as the act of said corporation.

Given under my hand and official seal on July 13th, 2011.

Mary B. Lewis
Notary Public
My Commission Expires: Dec. 11, 2013

MARY B. LEWIS NOTARY PUBLIC STATE OF ALABAMA AT LARGE

(01697413.4 1032004.000507)